SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2003

SILICON IMAGE, INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 616-4000
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 7.                             FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits

99.01                     Press release dated April 16, 2003 announcing Registrant’s preliminary results for the quarter ended March 31, 2003.

99.02                     Script for Registrant’s publicly available investor and analyst conference call on April 16, 2003, presenting the preliminary results for the quarter ended March 31, 2003.

99.03                     Transcript of the questions and answers session immediately following Registrant’s investor and analyst conference call on April 16, 2003, presenting the preliminary results for the quarter ended March 31, 2003.

ITEM 9.                             REGULATION FD DISCLOSURE.

The information contained in this Item 9 is furnished pursuant to Item 12 of Form 8-K “Results of Operations and Financial Condition,” in accordance with SEC Release No. 33-8216.  This information and the exhibits hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended.  The information contained in this report shall not be incorporated by reference into any filing of Silicon Image with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

On April 16, 2003, Silicon Image issued a press release announcing it preliminary financial results for the quarter ended March 31, 2003, a copy of which is attached hereto as Exhibit 99.01.  Also on April 16, 2003, Silicon Image presented its preliminary financials results for the quarter ended March 31, 2003 in a conference call with investors and analysts.  The conference call was pre-announced and was available to the public through live teleconference will continue to be available through audio replay until April 25, 2003.  A copy of the script for this conference call and the transcript of the questions and answers session immediately following the conference call are attached hereto as Exhibit 99.02 and Exhibit 99.03, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2003		SILICON IMAGE, INC.

	By:	/s/ Robert G. Gargus
Robert G. Gargus
Vice President of Finance and Administration and Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title

99.01	Press release dated April 16, 2003 announcing Registrant’s preliminary results for the quarter ended March 31, 2003.

99.02	Script for Registrant’s publicly available investor and analyst conference call on April 16, 2003, presenting the preliminary results for the quarter ended March 31, 2003.

99.03

Transcript of the questions and answers session immediately following Registrant’s investor and analyst conference call on April 16, 2003, presenting the preliminary results for the quarter ended March 31, 2003.